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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                              ------------------

                                  FORM 8-K/A

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                OCTOBER 3, 1997
               Date of Report (Date of earliest event reported)

                       COMMISSION FILE NUMBER:   0-21499

                            SPECIALTY CATALOG CORP.
            (Exact name of registrant as specified in its charter)


          DELAWARE                                   04-3253301
(State or Other Jurisdiction of           (IRS Employer Identification No.)
 Incorporation or Organization)


                               21 BRISTOL DRIVE
                       SOUTH EASTON, MASSACHUSETTS 02375
                   (Address of principal executive offices)


                        TELEPHONE NUMBER (508) 238-0199
             (Registrant's telephone number, including area code)



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

     This report on Form 8-K/A amends and supplements a report on Form 8-K filed by Specialty Catalog Corp. (the "Company") on October 17, 1997 in connection with the Acquisition of the Daxbourne Group. The disclosure required by Item 2 is included in that report.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements of Business Acquired:

          The consolidated financial statements of Daxbourne Limited for the two most recent fiscal years, the accountant's report covering such financial statements and the interim financial statements required by this item are filed herewith as Exhibits 99.1, 99.2 and 99.3.

     (b)  Pro Forma Financial Information:

          Unaudited Pro Forma Condensed Consolidated Balance Sheet As of
               September 27, 1997
          Unaudited Pro Forma Condensed Consolidated Statement of Operations For
               The Nine Months Ended September 27, 1997
          Unaudited Pro Forma Condensed Consolidated Statement of Operations For
               The Year Ended December 28, 1996
          Notes to Unaudited Pro Forma Condensed Consolidated Financial
               Statements

          See pages F-1 through F-7.

     (c)  Exhibits

          Exhibit No.    Description
          -----------    -----------

          2.1 Terms of Offer made by Daxbourne Limited, Postinstant Limited and MC Hairways Limited to Daxbourne International Limited, incorporated herein by reference to Exhibit 2.1 to Form 8-K of Specialty Catalog Corp. dated October 3, 1997 (Commission File No. 0-21499).

          2.2 The Offer Letter from Daxbourne Limited, Postinstant Limited and MC Hairways Limited addressed to Daxbourne International Limited, incorporated herein by reference to Exhibit 2.2 to Form 8-K of Specialty Catalog Corp. dated October 3, 1997 (Commission File No. 0-21499).

          Exhibit No.    Description
          -----------    -----------

          10.1 Credit Agreement dated as of October 3, 1997 between BankBoston, N.A. (acting through its London Branch) and Daxbourne International Limited, a subsidiary of the Registrant, incorporated herein by reference to Exhibit
                         10.5 to Form 10-Q of Specialty Catalog Corp. for the quarter ended September 27, 1997 (Commission File No. 0-21499).

          23             Consent of Independent Accountant

          99.1 Historical audited financial statements and related notes of Daxbourne Limited as of April 30, 1997 and for the year then ended.

          99.2 Historical audited financial statements and related notes of Daxbourne Limited as of April 30, 1996 and for the year then ended.

          99.3 Historical unaudited financial statements and related notes of Daxbourne Limited as of September 27, 1997 and December 31, 1996 and for the nine months ended September 27, 1997 and September 30, 1996.

                            SPECIALTY CATALOG CORP.
                   UNAUDITED PRO FORMA FINANCIAL STATEMENTS


INTRODUCTION:

This unaudited pro forma financial information is presented to give effect to the Company's acquisition of certain assets and liabilities (the "Acquisition") of Daxbourne Limited and its wholly owned susidiaries (the "Daxbourne Group" or "Daxbourne"). The Unaudited Pro Forma Condensed Consolidated Statements of Operations reflect adjustments as if the Acquisition had occurred on December 31, 1995. The Unaudited Pro Forma Condensed Consolidated Balance Sheet reflects adjustments as if the Acquisition had occurred on September 27, 1997.

The Acquisition has been accounted for using the purchase method of accounting. Accordingly, assets acquired and liabilities assumed have been recorded at their estimated fair values. Management does not expect that the final allocation of the purchase price for the Acquisition will differ materially from the allocations set forth in the unaudited pro forma financial information presented herein.

The pro forma adjustments are based upon available information and assumptions that management believes are reasonable. The Unaudited Pro Forma Condensed Consolidated Financial Statements do not purport to present the financial position or results of operations of the Company had the acquisition of Daxbourne occurred on the dates specified, nor are they necessarily indicative of the results of operations that may be achieved in the future. The Unaudited Pro Forma Condensed Consolidated Statements of Operations do not reflect any adjustments for synergies that management expects to realize commencing upon consummation of the acquisition. There are no assurances as to the amount of cost savings or revenue enhancements, if any, that actually will be realized.

The unaudited pro forma financial information is based on certain assumptions and adjustments described in the Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements and should be read in conjunction therewith and with the consolidated financial statements and related notes of the Company included in its Annual Report on Form 10-K for the fiscal year ended December 28, 1996 and the consolidated financial statements and related notes of Daxbourne included herein under exhibits 99.1 and 99.2.

                            SPECIALTY CATALOG CORP.
           UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                           AS OF SEPTEMBER 27, 1997


                                        Historical                                         Pro Forma
                                         Specialty      Historical   Pro Forma     F/N     Specialty
                                       Catalog Corp.    Daxbourne   Adjustments    Ref.   Catalog Corp.
                                       -------------    ---------   -----------    ----   ------------
Current assets:
    Cash and cash equivalents           $     3,725   $    2,202   $       ---             $     5,927
    Accounts receivable, net              1,153,744      295,035           ---               1,448,779
    Inventories                           5,456,495      508,874           ---               5,965,369
    Prepaid expenses                      2,613,256          ---      (119,952)    A         2,493,304
                                        -----------   ----------   -----------            ------------
        Total current assets              9,227,220      806,111      (119,952)              9,913,379
                                        -----------   ----------   -----------            ------------
Property and equipment, net               1,200,298      469,441           ---               1,669,739
                                        -----------   ----------   -----------            ------------
Deferred income taxes                     5,698,570          ---           ---               5,698,570
                                        -----------   ----------   -----------            ------------
Intangible assets, net                          ---          ---     3,918,119     B         3,918,119
                                        -----------   ----------   -----------            ------------
Other assets                                300,367          ---        67,753     C           368,120
                                        -----------   ----------   -----------            ------------
Total assets                            $16,426,455   $1,275,552   $ 3,865,920             $21,567,927
                                        ===========   ==========   ===========            ============

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
    Accounts payable and accrued
      expenses                            1,794,532      249,544       778,778     E         2,822,854
    Line of credit                        2,027,760          ---     1,831,479     D         3,859,239
    Liabilities to customers                882,667          ---           ---                 882,667
    Income taxes                            111,640          ---           ---                 111,640
    Current portion of long-term debt       500,000          ---                               500,000
    Deferred consideration                      ---          ---       483,900     F           483,900
                                        -----------   ----------   -----------            ------------
        Total current liabilities         5,316,599      249,544     3,094,157               8,660,300
                                        -----------   ----------   -----------            ------------
Long-term debt                            4,500,000          ---     1,797,771     D         6,297,771
Stockholders' equity:
    Common stock                             49,670          807          (807)    G            49,670
    Additional paid-in capital           15,696,393          ---           ---              15,696,393
    Deferred compensation                   (70,238)         ---           ---                 (70,238)
    Accumulated deficit                  (9,065,969)   1,025,201    (1,025,201)    G        (9,065,969)
                                        -----------   ----------   -----------            ------------
        Total stockholders' equity        6,609,856    1,026,008    (1,026,008)              6,609,856
                                        -----------   ----------   -----------            ------------
Total liabilities and stockholders'
    Equity                              $16,426,455   $1,275,552   $ 3,865,920             $21,567,927
                                        ===========   ==========   ===========             ===========

 See notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

                            SPECIALTY CATALOG CORP.
      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                 FOR THE NINE MONTHS ENDED SEPTEMBER 27, 1997


                                               Historical                                         Pro Forma
                                               Specialty     Historical   Pro Forma     F/N      Specialty
                                             Catalog Corp.   Daxbourne    Adjustments   Ref.    Catalog Corp.
                                             -------------   ---------   -----------    ----   -------------
Net sales                                     $31,531,937   $3,604,753   $      ---              $35,136,690
Cost of sales (including buying,
 occupancy and order fulfillment costs)        10,701,088    1,109,263           ---              11,810,351
                                              -----------   ----------    ----------             -----------
Gross profit                                   20,830,849    2,495,490           ---              23,326,339
Selling, general & administrative
 expenses                                      17,863,094    1,890,759           ---              19,753,853
Amortization of intangibles                           ---          ---       230,015     H           230,015
                                              -----------   ----------    ----------             -----------
Income from operations                          2,967,755      604,731      (230,015)              3,342,471
Interest income (expense), net                   (598,240)      26,818      (257,677)    I          (829,099)
                                              -----------   ----------    ----------             -----------
Income before income taxes and
 extraordinary items                            2,369,515      631,549      (487,692)              2,513,372
Income tax provision (benefit)                    995,196      170,409      (113,597)    J         1,052,008
                                              -----------   ----------    ----------             -----------
Income before extraordinary items             $ 1,374,319   $  461,140     ($374,095)            $ 1,461,364
                                              ===========   ==========     ==========            ===========
Per common share:
  Income before extraordinary items                 $0.25                                              $0.26
                                              ===========                                        ===========
  Weighted average shares outstanding           5,523,587                                          5,523,587
                                              ===========                                        ===========


 See notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

                            SPECIALTY CATALOG CORP.
      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 28, 1996


                                              Historical                                        Pro Forma
                                              Specialty     Historical    Pro Forma     F/N     Specialty
                                             Catalog Corp.  Daxbourne    Adjustments    Ref.   Catalog Corp.
                                             -------------  ----------   -----------    ----   -------------
Net sales                                     $36,271,663   $5,138,492   $                      $41,410,155
                                                                                 ---
Cost of sales (including buying,
 occupancy and order fulfillment costs)        12,810,921    1,679,809           ---            14,490,730
                                              -----------   ----------  ------------           -----------
Gross profit                                   23,460,742    3,458,683           ---            26,919,425
Selling, general & administrative
 expenses                                      20,185,965    2,797,205           ---            22,983,170
Amortization of intangibles                           ---          ---       306,687   H           306,687
                                              -----------   ----------  ------------           -----------
Income from operations                          3,274,777      661,478      (306,687)            3,629,568
Interest income (expense), net                 (1,657,471)      15,193      (343,570)  I        (1,985,848)
                                              -----------   ----------  ------------           -----------
Income before income taxes                      1,617,306      676,671      (650,257)            1,643,720
Income tax provision (benefit)                    644,047      260,846      (205,837)  J           699,056
                                              -----------   ----------  ------------           -----------
Net income                                    $   973,259   $  415,825     ($444,420)          $   944,664
                                              ===========   ==========  ============           ===========
Per common share:
  Net income per share                              $0.25                                            $0.24
                                              ===========                                      ===========
  Weighted average shares outstanding           3,946,211                                        3,946,211
                                              ===========                                      ===========

 See notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

                            SPECIALTY CATALOG CORP.
   NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


1.   BASIS OF PRESENTATION

     The acquisition of certain assets and liabilities of the Daxbourne Group has been accounted for using the purchase method of accounting. Accordingly, assets acquired and liabilities assumed have been recorded at their estimated fair values. Management does not expect that the final allocation of the purchase price for the acquisition of the Daxbourne Group will differ materially from the allocations set forth in the unaudited pro forma financial information presented herein.

     The Unaudited Pro Forma Condensed Consolidated Statements of Operations reflect adjustments as if the acquisition of the Daxbourne Group had occurred on December 31, 1995. The Unaudited Pro Forma Condensed Consolidated Balance Sheet reflects adjustments as if the acquisition of the Daxbourne Group had occurred on September 27, 1997.

     The Historical Daxbourne Balance Sheet as of September 27, 1997 has been adjusted to reflect only the assets and liabilities acquired by the Company.

     The translation of the Historical Daxbourne Financial Statements from pound sterling to United States dollars has been performed using the foreign currency exchange rate as of October 3, 1997 of $1.613 to (Pounds)1.00.

2.   THE DAXBOURNE ACQUISITION

     On October 3, 1997, Daxbourne International Limited, a wholly owned subsidiary of SC Corporation, which in turn is the principal operating subsidiary of Specialty Catalog Corp., accepted an offer to acquire the assets of the Daxbourne Group.

     The Daxbourne Group is a leading retailer of women's wigs, hairpieces and related products in the U.K. The Daxbourne Group distributes wigs and hairpieces under its Jacqueline Collection, Pretty Woman and Natural Image brands, and has established a strong presence in the U.K. through catalog, retail and wholesale distribution channels.

     As part of this transaction, the Company has acquired substantially all of the inventory, real property, physical plant and equipment, intangible assets and other assets used in connection with Daxbournes' business.

     The Company financed this acquisition through its senior facility with BankBoston N.A., which was increased from an $11 million U.S. facility to a $15 million combined U.S. and U.K. facility.

                            SPECIALTY CATALOG CORP.
   NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


3.   DESCRIPTION OF CONSIDERATION

     The aggregate consideration for the acquisition of certain assets and liabilities of the Daxbourne Group was $4,874,776, with $3,629,250 paid at closing and $483,900 payable without interest one year from closing, plus acquisition costs of $761,626. The following is a summary of the allocation of the purchase price to net assets acquired as a result of the Daxbourne acquisition:

               Cash                             $    2,202
               Accounts receivable, net            295,035
               Inventory                           508,874
               Property and equipment              469,441
               Deferred debt costs                  67,753
               Current liabilities                (386,648)
               Customer list                       250,000
               Covenant not to compete             806,500
               Trade Names                       1,100,000
               Goodwill                          1,761,619
                                                ----------
                                                $4,874,776
                                                ==========

     The purchase price was allocated to the assets and liabilities acquired based on their estimated respective fair values.

4.   PRO FORMA ADJUSTMENTS RELATED TO THE DAXBOURNE ACQUISITION

     A. To eliminate acquisition costs paid by Specialty Catalog Corp. prior to closing which are included in the aggregate purchase price.

     B. To record the adjustments for the estimated fair values of the customer list, covenant not to compete, tradenames, and goodwill acquired.

     C. To record the deferred debt costs associated with obtaining the borrowings under the UK Line of Credit and the UK Term Loan. These cost are to be amortized over four years.

     D. To record the $1,831,479 borrowing under the UK Line of Credit and the $1,797,771 borrowing under the UK Term Loan.

                            SPECIALTY CATALOG CORP.
   NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

     E. To record accrued acquisition costs of $778,778, including certain integration costs of Daxbourne.

     F. To record the deferred purchase price consideration which is payable one year from the closing.

     G. To eliminate Daxbourne's common stock of $807 and retained earnings of $1,025,201.

     H. To record amortization expense based on amortization of the customer list and the covenant not to compete over 5 years, and amortization of the tradenames and goodwill over 30 years, resulting in an adjustment of $230,015 for the nine months ended September 27, 1997 and $306,687 for the year ended December 28, 1996.

     I. To record interest expense on the borrowings under the UK Line of Credit and UK Term Loan to finance the acquisition at an interest rate of 9% per annum and the amortization of the deferred debt costs.

     J.   To record income tax provision (benefit).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              SPECIALTY CATALOG CORP.


Dated: December 10, 1997
                              /s/ Steven L. Bock
                              ------------------------------------
                              Steven L. Bock
                              Chairman and Chief Executive Officer



Dated: December 10, 1997      /s/ J. William Heise
                              ------------------------------------
                              J. William Heise
                              Senior Vice President, Chief Financial Officer
                              (Principal Accounting and Financial Officer)